UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2015

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On January 20, 2015, we entered into an underwriting agreement with Maxim Group LLC with respect to the issuance and sale of an aggregate of 6,250,000 shares of common stock, par value $0.0001 per share, together with warrants to purchase an aggregate of 4,687,500 shares of common stock at an exercise price equal to $1.30 per share in an underwritten public offering. The public offering price for each share of common stock together with 0.75 of a warrant was $1.00. Pursuant to the underwriting agreement, we also granted Maxim Group LLC a 45-day option to purchase an additional 937,500 shares of common stock and/or 703,125 warrants to purchase an additional 703,125 shares of common stock to cover any over-allotments made by the underwriters in the sale and distribution of the shares and warrants. On January 21, 2015, Maxim Group LLC exercised the over-allotment option with respect to 703,125 warrants. The offering, including the partial exercise of the over-allotment option, closed on January 26, 2015.

The shares of common stock and the warrants are being offered and sold to the public pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-200461) and an accompanying prospectus, which was declared effective with the U.S. Securities and Exchange Commission on January 20, 2015, and a final prospectus filed with the SEC on January 22, 2015.

Pursuant to the underwriting agreement, we agreed to pay the underwriters a cash fee equal to 8% of the aggregate gross proceeds raised in this offering. We also agreed to issue to the underwriters, Maxim Group LLC and Dawson James Securities, Inc., or their respective designees, warrants, or the Representative’s Warrants, to purchase up to a total of 359,375 shares of common stock (5% of the shares of common stock sold including the over allotment option) at an initial exercise price of $1.10 per share of common stock. The warrants and the Representative’s Warrants have a term of five years. Pursuant to customary FINRA rules, the Representative’s Warrants are subject to a 180-day lock-up pursuant to which the representative will not sell, transfer, assign, pledge, or hypothecate these warrants or the securities underlying these warrants, nor will it engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the warrants or the underlying securities for a period of 180 days from the date of the prospectus relating to the offering. We have also registered the shares underlying the warrants and the Representative’s Warrant. We have also agreed to pay Maxim Group LLC a non-accountable expense allowance relating to the offering, including without limitation the reasonable fees, disbursements and other charges of the underwriters’ counsel, up to $100,000, and non-legal expense reimbursements up to $25,000.

The net proceeds to us from the sale of the shares of common stock and the warrants, including the partial exercise of the over-allotment option, are expected to be approximately $5.3 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by us.

The underwriting agreement contains customary representations, warranties and agreements by us, customary conditions to closing, indemnification obligations of us and Maxim Group LLC, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the underwriting agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the underwriting agreement.

Pursuant to the underwriting agreement, subject to certain exceptions, we have agreed not to offer, sell or otherwise dispose of any of our common stock for a period ending six months after the date of the final prospectus without first obtaining the written consent of Maxim Group LLC, as representative of the underwriters. Our directors and officers have also agreed not to sell or otherwise dispose of any currently held shares of common stock for a period of six months after the date of the final prospectus.

In furtherance of the offering, on January 20, 2015, we entered into a warrant agreement with Computershare, Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A. pursuant to which Computershare agrees to act as transfer agent with respect to the warrants issued in the offering for our Company.

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The foregoing descriptions of the underwriting agreement, the warrant agreement and the Representative’s Warrants are qualified in their entirety by reference to the full text of the underwriting agreement, the warrant agreement and the Representative’s Warrants which are attached to this report on Form 8-K as Exhibits 1.1 and 4.1 through 4.6 and incorporated herein by reference in their entirety.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, our planned spin-off, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

A registration statement on Form S-1 relating to the shares of common stock and warrants offered by us was filed with the U.S. Securities and Exchange Commission and is effective. The final prospectus relating to the offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov. Copies of the final prospectus may be obtained from Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, (800) 724-0761.

Item 8.01     Other Events

In connection with the offering described above, the warrants have been listed and have begun trading on the NASDAQ Capital Market on January 21, 2015 under the trading symbol “OCLSW.”

Item 9.01     Financial Statements and Exhibits.

1.1*	Underwriting Agreement entered into by and between Oculus Innovative Sciences, Inc. and Maxim Group LLC as representative of the underwriters named on Schedule A thereto, dated January 20, 2015.
4.1*	Warrant Agreement, including Form of Warrant entered into by and between Oculus Innovative Sciences, Inc. and Computershare, Inc. and Computershare Trust Company, N.A., dated January 20, 2015.
4.2*	Underwriters Warrant issued to Maxim Partners LLC on January 26, 2015.
4.3*	Underwriters Warrant issued to Robert D. Keyser, Jr. on January 26, 2015.
4.4 *	Underwriters Warrant issued to R. Douglas Armstrong on January 26, 2015
4.5 *	Underwriters Warrant issued to Dawson James Securities, Inc. on January 26, 2015.
4.6 *	Underwriters Warrant issued to Dawson James Securities, Inc. on January 26, 2015.

______________________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.
(Registrant)

Date: January 26, 2015	By:	/s/ Robert Miller
Name: Robert Miller Title: Chief Financial Officer

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